Exhibit 99

To Our Shareholders, Customers, and Friends:
As we move into our second decade as a strong and profitable company, our performance confirms the soundness of our strategy through improved earnings, a strengthened liquidity position, and enhanced capital ratios.
Net income available to common stockholders for the first quarter was $2.1 million up 10.9% from the $1.9 million net income for the first quarter of 2009. Total assets grew 9.4% to $1.3 billion at March 31, 2010 compared to $1.2 billion at March 31, 2009. Centra improved its already strong liquidity position as total loans were virtually flat as compared to March 31, 2009 decreasing 0.4% while deposits grew 11.2% to $1.1 billion at March 31, 2010.
Despite external headwinds, we took important steps to position the company for success now and in the future. Our $20 million stock offering, which took place in the first quarter 2010, was overcommitted in less than a week where upon we elected the overallotment of 20% permitted by the SEC to meet the additional demand. This additional capital from the equity from the equity raise and our first quarter earnings strengthened the company’s risk based capital position to 14.7%, further distancing our position above the 10.0% requirement to be considered a Well Capitalized bank. This capital position bolsters the bank during the current credit cycle and gives us the flexibility to take advantage of opportunities as we emerge from the current economic downturn.
Since our inception, we have always considered maximizing the bottom line as the primary long term return to our shareholders while providing a safe and sound investment.
We are keenly aware of the importance of dividends to our shareholders and continue to maintain our cash dividend while many of our peers have had to reduce or eliminate these quarterly distributions. The past decade has been difficult for investors. In fact, the last 10 years is the first time since the 1930s when there was a negative return on stocks.
As of March 31, 2010,
•	a $1,000 investment in the S&P 500 made in 2000 is worth $806 today

•	a $1,000 investment in the Dow Jones Industrial Average made in 2000 is worth $956 today

•	a $1,000 investment in a Ten Year Treasury Bill made in 2000 is worth $1,891 today

•	a $1,000 investment in Centra made in 2000 is worth $3,305 today
Financial institutions who have a strong brand of customer preference and exceed their needs and expectations everyday will survive and prosper. Our customers have rewarded us with their loyalty as our brand has strengthened giving us unprecedented opportunities on the tailwind of an economic recovery. Today, Centra rests on a solid foundation, poised to take advantage when market conditions dictate, to sustain increased growth — the right way — and profitably.
Douglas J. Leech
Chairman, CEO and Founder
dleech@centrabank.com

Centra Financial Holdings, Inc., and Subsidiaries

Consolidated Balance Sheet

(Dollars in Thousands, except Per Share Data)	March 31,	March 31,
(Unaudited)	2010	2009
ASSETS
Cash and due from banks	$5,225	$24,926
Interest-bearing deposits in other banks	2,975	1,167
Federal funds sold	121,451	—

Total cash and cash equivalents	129,651	26,093

Available-for-sale securities, at fair value (amortized cost of $124,445 at March 31, 2010 and $119,860) on March 31, 2009	126,601	121,810
Other investment securities, at cost	2,922	2,922

Loans, net of unearned income	1,017,847	1,022,183
Allowance for loan losses	(17,935)	(16,202)

Net loans	999,912	1,005,981

Premises and equipment	21,996	21,809
Loans held for sale	2,877	3,322
Goodwill and other intangible assets	15,372	16,112
Other assets	37,866	24,413

Total assets	$1,337,197	$1,222,462

LIABILITIES
Deposits
Non-interest bearing	$153,644	$134,279
Interest-bearing	987,790	892,138

Total deposits	1,141,434	1,026,417

Short-term borrowings	33,939	66,487
Long-term debt	20,000	20,000
Other liabilities	11,994	11,292

Total liabilities	1,207,367	1,124,196

STOCKHOLDERS’ EQUITY
Preferred stock, $1 par value, 1,000,000 authorized, none issued	—	—
Preferred stock, Fixed Rate Cumulative Perpetual Preferred Stock,
Series B, $1,000 liquidation preference; authorized and issued none and 751 and outstanding March 31, 2010 and 2009 respectively	—	1
Common stock, $1 par value, 50,000,000 authorized, 8,397,782 and 6,887,543 issued and outstanding on March 31, 2010 and 2009, respectively	8,398	6,888
Additional paid-in capital	119,318	95,238
Retained earnings (deficit)	795	(5,031)
Accumulated other comprehensive income	1,319	1,170

Total equity	129,830	98,266

Total liabilities and stockholders’ equity	$1,337,197	$1,222,462

Centra Financial Holdings, Inc., and Subsidiaries

Consolidated Statement of Income

(Dollars in Thousands, except Per Share Data)	Quarter Ended March 31,
(Unaudited)	2010	2009
INTEREST INCOME
Loans, including fees	$14,552	$15,198
Loans held for sale	20	50
Securities available-for-sale	831	1,064
Interest-bearing bank balances	1	—
Federal funds sold	39	3

Total interest income	15,443	16,315

INTEREST EXPENSE
Deposits	4,410	5,561
Short-term borrowed funds	44	105
Long-term debt	111	170

Total interest expense	4,565	5,836

Net interest income	10,878	10,479

Provision for credit losses	755	404

Net interest income after provision for credit losses	10,123	10,075

OTHER INCOME
Service charges on deposit accounts	855	837
Other service charges and fees	666	570
Secondary market income	184	294
Security losses	—	(336)
Other	223	175

Total other income	1,928	1,540

OTHER EXPENSE
Salary and employee benefits	4,586	3,593
Occupancy expense	863	625
Equipment expense	543	581
Advertising	384	305
Professional fees	246	250
Data processing	648	624
Other outside services	213	249
Regulatory assessment	398	189
Other	1,115	1,058

Total other expense	8,996	7,474

Net income before income tax	3,055	4,141

INCOME TAX EXPENSE	1,003	1,370

NET INCOME	2,052	2,771

Dividends and accretion on preferred stock and warrants (TARP)	—	920

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$2,052	$1,851

Basic earnings per share	$0.27	$0.27
Diluted earnings per share	$0.25	$0.26
Weighted average shares outstanding — basic	7,694,931	6,848,841
Weighted average shares outstanding — diluted	8,148,610	7,242,410
Cash dividends declared per share	$0.05	$0.05

Total Assets
Total Loans
Total Deposits
Net Income
Available to Common Stockholders for the first quarter

ABOUT CENTRA
TODAY
CORPORATE INFORMATION
Centra Headquarters
990 Elmer Prince Drive
Morgantown, WV 26505
Independent Registered Public Accountants
Ernst & Young LLP
Charleston, West Virginia
Stockholders of Record
1,959 as of March 31, 2010
Registrar and Transfer Agent
If you have any questions concerning transfer
procedures or other stock account matters, please
contact our transfer agent at the following address
Registrar & Transfer Company
PO Box 664
Cranford, NJ 07016
800/368-5948
Shareholder Relations
Timothy P. Saab
Corporate Secretary
Centra Financial Holdings,
Inc. 990 Elmer Prince Drive
Morgantown, WV 26505
304/581-6002
tsaab@centrabank.com
Centra Annual Report on Form 10-K
The company’s annual report was filed with the U.S. Securities and Exchange commission on Form 10K. For current and prior years reports, access the SEC website at www.SEC.gov.

BOARD OF DIRECTORS
MORGANTOWN, WV
Julian E. Bailes, M.D.
Chairman, WVU Department of Neurosurgery
Laurence DeLynn
Retail Consultant
Arthur Gabriel*
President, Gabriel Brothers, Inc.
Douglas J. Leech*
Chairman & CEO, Centra Financial Holdings, Inc. & Centra Bank
Robert E. Lynch, Jr.
Vice-President, Davis-Lynch Glass Co.
Paul F. Malone, M.D.
Physician, President, Morgantown ENT Clinic
Mark R. Nesselroad*
Chief Executive Officer, Glenmark Holding LLC
Parry Petroplus*
President, Petroplus & Associates
Milan Puskar*
Founder, Mylan Labs, Inc.
Paul T. Swanson*
Chairman, CWS Inc. and Swanson Plating
Rita D. Tanner
Realtor, Old Colony Realtors
Bernard G. Westfall*
Retired President & CEO, WV United Health Systems
MARTINSBURG, WV
Manuel P. Arvon
Superintendent, Berkeley County School System
Kenneth L. Banks, DDS
General Dentistry
James W. Dailey, II*
Chairman, W. Harley Miller Contractors; Vice-Chairman, Farmers & Mechanics Mutual Insurance Co.
Deborah J. Dhayer
Owner, Eddies Tire Service
Terry W. Hess
Owner, JayDee’s Family Fun Center
Henry Kayes
President/CEO-Martinsburg, Chief
Operating Officer, Centra Bank, Inc.
Michael B. Keller
Attorney, Bowles Rice McDavid Graff & Love
Douglas J. Leech*
Chairman, Centra Financial Holdings, Inc.
Robert A. McMillan*
President, Jefferson Distributing Co.
Jeffrey S. Petrucci
President, Heiston Supply Inc.
D. Scott Roach
President, R.M. Roach & Sons, Inc.
Robert S. Strauch, M.D.
Surgeon
FAYETTE COUNTY, PA
David M. Callahan
Owner, Clar-Mac Sales
C. Christopher Cluss*
President & CEO, Cluss Lumber
James T. Davis
Attorney & Partner, Davis & Davis
Nancy M. Decker
President, The Laurel Business Institute
Peter Gabriel, M.D.
Physician
Dr. Mallard T. George
George’s Dental Associates
William B. Kania, CPA
William B. Kania & Associates
Douglas J. Leech*
Chairman, Centra Financial Holdings, Inc.
William R. Smith, CPA
Smith, Lewis, Chess and Company
Gerald R. Solomon
Judge, Fayette County Court of Common Pleas
HAGERSTOWN, MD
Howard B. Bowen
President, Ewing Oil Corporation, Inc.
Robert S. Cochran
President, Robert Cochran Insurance & Financial Services, LLC
James E. Cremins, M.D.
Physician, Digestive Disorders Consultants
SuZanne Glocker
Broker/Owner, The Glocker Group Realty Results
John P. Itell, CPA, CVA
Managing Partner, Albright Crumbacker Moul & Itell
Douglas J. Leech*
Chairman, Centra Financial Holdings, Inc.
Michael A. Murray*
President, Direct Mail Processors, Inc.
Leroy E. Myers Jr.
President, Myers Building Systems, Inc.
Richard W. Phoebus Sr.
President,Hagerstown/Washington County Industrial Foundation
Curtis E. Spicher
President, Spicher’s Appliances, Inc.

*	Holding Company Board Member